Supplement to the
Fidelity® Enhanced Small Cap ETF
September 21, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
George Liu (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that Mr. Kaufmann will retire effective on or about March 31, 2024.
CPE-SUSTK-0224-101 1.9911588.101	February 2, 2024